UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.     )

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STATE FARM MUTUAL FUND TRUST
(Name of Registrant as Specified In Its Charter)

STATE FARM VARIABLE PRODUCT TRUST
(Name of Registrant as Specified In Its Charter)

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, 2008

STATE FARM MUTUAL FUND TRUST

Equity Fund

International Equity Fund

STATE FARM VARIABLE PRODUCT TRUST

Large Cap Equity Fund

International Equity Fund

INFORMATION STATEMENT

December 1, 2008

This document is a joint Information Statement providing information to certain shareholders of State Farm Mutual Fund Trust (“Mutual Fund Trust”) and certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance contract.1 Those Mutual Fund Trust shareholders who own shares of beneficial interest in the State Farm Equity Fund series and the State Farm International Equity Fund series will receive this Information Statement. State Farm variable contractholders who have account value allocated to the State Farm Large Cap Equity Fund subaccount or the State Farm International Equity Fund subaccount also will receive this Information Statement. Those subaccounts are a part of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”). Each Large Cap Equity Fund subaccount and International Equity Fund subaccount invests all of its assets in shares of beneficial interest issued by the Large Cap Equity Fund series or the International Equity series, respectively, of State Farm Variable Product Trust (“Variable Product Trust”). The Equity Fund series of Mutual Fund Trust and the Large Cap Equity Fund subaccount together will be referred to in this Information Statement as the “Equity Funds” and the two International Equity Funds together will be referred to in this Information Statement as the “International Equity Funds” and together with the Equity Funds will be referred to as the “Funds.” Mutual Fund Trust and Variable Product Trust will be referred to in this Information Statement each individually as a “Trust” and collectively as the “Trusts.”

The Information Statement is being sent in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) issued to State Farm Investment Management Corp. (the “Manager”) and the Trusts by the U.S. Securities and Exchange Commission (“SEC”). This Information Statement is being provided to shareholders invested in shares of Mutual Fund Trust’s Equity Fund or International Equity Fund as of November 14, 2008. This Information Statement also is being provided to State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance contractholders who as of November 14, 2008 had policy account value allocated to the Large Cap Equity Fund subaccount or the International Equity Fund subaccount. November 14 will be referred to in this Information Statement as the “Record Date.”

WE ARE NOT ASKING YOU FOR A PROXY. YOU ARE REQUESTED NOT TO

SEND US A PROXY.

[1]

Unless otherwise indicated, the term “shareholder,” as used in this Information Statement, includes those certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance Contract.

Background Information on the Funds

The Manager, a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“Auto Company”), an Illinois domestic insurance company, serves as investment adviser to all the series of the Trusts. The Manager is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager also serves as transfer and dividend disbursing agent for the Funds. State Farm VP Management Corp. (the “Distributor”), a wholly owned subsidiary of the Manager, serves as the principal underwriter for the Funds and as the principal underwriter of the State Farm Variable Deferred Annuity and the State Farm Variable Universal Life Insurance contracts. The Distributor is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Mutual Fund Trust is a management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was organized as a Delaware statutory trust on June 8, 2000. Variable Product Trust is a management investment company registered under the 1940 Act and was organized as a Delaware statutory trust on February 21, 1997. The principal executive offices of the Trusts are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Capital Guardian’s Sub-Advisory Services to the Funds

On December 18, 2000, Capital Guardian Trust Company (“Capital Guardian”) was appointed as investment sub-adviser to Mutual Fund Trust’s International Equity Fund and another series of the Trust. On June 17, 2005, Capital Guardian was appointed as the sub-adviser to the Equity Fund of Mutual Fund Trust. The sub-advisory agreement between Mutual Fund Trust, the Manager and Capital Guardian (the “Capital Guardian Sub-Advisory Agreement”) was last submitted to a vote of the shareholders of Mutual Fund Trust on June 17, 2005, when the Equity Fund’s shareholders approved an amendment and restatement of the sub-advisory agreement adding the Equity Fund to the sub-advisory agreement.

On July 26, 2005, the Manager selected Capital Guardian as investment sub-adviser to Variable Product Trust’s Large Cap Equity Fund and International Equity Fund (as well as an additional fund). The sub-advisory agreement between Variable Product Trust, the Manager and Capital Guardian was last submitted to a vote of the shareholders of Variable Product Trust’s Large Cap Equity Fund and International Equity Fund on July 27, 2005, when State Farm Life Insurance Company, the sole shareholder of those Funds, approved the agreement.

The Boards of Trustees of the Trusts (the “Board”), including a majority of those Trustees who are not “interested parties” of the Trusts under the 1940 Act (“Independent Trustees”), approved the continuation of the Capital Guardian sub-advisory agreements with Mutual Fund Trust and Variable Product Trust at the Board’s regular meeting held on June 13, 2008.

The following discussion briefly describes the terms of the Capital Guardian sub-advisory agreements with Mutual Fund Trust and Variable Product Trust. Mutual Fund Trust entered into an Amended and Restated Investment Sub-Advisory Agreement, dated April 29, 2005, with Capital Guardian and the Manager with respect to Mutual Fund Trust’s Equity Fund. Variable Product Trust entered into an Investment Sub-Advisory Agreement, dated July 1, 2005, with Capital Guardian and the Manager with respect to Variable Product Trust’s Large Cap Equity Fund and International Equity Fund. These two agreements will be referred to as the “Capital Guardian Sub-Advisory Agreements.” Pursuant to the Capital Guardian Sub-Advisory Agreements, Capital Guardian served as the investment sub-adviser to the Funds until September 2, 2008. In this capacity, Capital Guardian invested and reinvested each Fund’s assets at such times and in such securities as Capital Guardian believed to be in the best interest of the Funds’ shareholders. Capital Guardian regularly reported to the Board concerning the investment activity and portfolio composition of the Funds. Under the Capital Guardian Sub-Advisory Agreements, Capital Guardian was not liable for any error of judgment or for any loss suffered by a Fund or its shareholders, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Capital Guardian in the performance of its obligations and duties under the agreement; or (ii) Capital Guardian’s reckless disregard of its obligations and duties under the Capital Guardian Sub-Advisory Agreements.

Under the Capital Guardian Sub-Advisory Agreements and before September 2, 2008, the Manager paid Capital Guardian an investment sub-advisory fee calculated at the following rates:

Equity Fund and Large Cap Equity Fund

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.40% of average daily net assets
Over $50 million	0.275% of average daily net assets

International Equity Funds

On the first $25 million	0.75% of average daily net assets
$25 million to $50 million	0.60% of average daily net assets
$50 million to $250 million	0.425% of average daily net assets
Over $250 million	0.375% of average daily net assets

For purposes of calculating these fees, other assets managed by Capital Guardian for companies associated with the Manager and Auto Company were taken into consideration, according to Capital Guardian’s fee aggregation and discount policies. The Funds were not responsible for paying investment sub-advisory fees to Capital Guardian.

Replacement of Capital Guardian as Sub-Adviser to the Funds

The Manager regularly monitors the performance of sub-advisers to the Trusts, and has the responsibility to recommend to the Board the hiring, termination and replacement of sub-advisers. After extensive analysis, the Manager determined (1) that the Equity Funds would benefit by replacing Capital Guardian as sub-adviser with Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), and (2) the International Equity Funds would benefit by replacing Capital Guardian as sub-adviser with Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross,” and collectively with Bridgeway, Westwood and Marsico, the “Sub-Advisers”), in each case with each Sub-Adviser being responsible for sub-advising approximately one-half of the respective Fund’s portfolio. The purpose of this Information Statement is to provide the Funds’ shareholders with information regarding the Sub-Advisers, including information regarding the Board’s approval of the substitution of these entities as Sub-Advisers to the Funds.

At its regular meeting on June 13, 2008, the Board, including a majority of Independent Trustees and based upon the Manager’s recommendation, authorized the termination of the Capital Guardian Sub-Advisory Agreements with respect to Capital Guardian’s management of the Equity Funds and the International Equity Funds of the Trusts. At the June 13, 2008 Board meeting, the Board, based upon the Manager’s recommendation, also approved Bridgeway and Westwood as sub-advisers to the Equity Funds and Marsico and Northern Cross as sub-advisers to the International Equity Funds, to begin serving the Funds effective September 2, 2008.

The Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of a Fund’s average daily net assets sub-advised by the respective sub-adviser and is accrued daily and paid quarterly. Pursuant to Investment Sub-Advisory Agreements between each Trust, the Manager and each Sub-Adviser, the Manager pays fees to the Sub-Advisers of up to 0.60% of each Equity Fund’s average daily net assets managed by such Sub-Adviser and up to 0.80% of each International Equity Fund’s average daily net assets managed by such Sub-Adviser. The Funds are not responsible for paying investment sub-advisory fees to the Sub-Advisers.

Capital Guardian served as sub-adviser to the Funds during all of 2007. The chart below reflects the sub-advisory fees earned by Capital Guardian for providing sub-advisory services to the Funds during calendar year 2007:

	2007 Sub-Advisory Fees— Mutual Fund Trust	2007 Sub-Advisory Fees— Variable Product Trust
Equity Funds	$909,367	$113,379
International Equity Funds	$492,522	$165,438

If the Sub-Advisers had served as sub-advisers to the Funds during all of calendar year 2007 pursuant to the sub-advisory agreements between each Sub-Adviser, the Manager and the respective Trust (collectively with the amendment to the existing Bridgeway sub-advisory agreement, the “New Sub-Advisory Agreements”), the Sub-Advisers would have earned the sub-advisory fees reflected in the table below. The sub-advisory fees that would have been earned by the Sub-Advisers during 2007 under the New Sub-Advisory Agreements are greater than the sub-advisory fees actually earned by Capital Guardian during calendar year 2007 by the amounts and percentages reflected in the table below:

Equity Funds

	Hypothetical Sub- Advisory Fees for Calendar Year 2007— Mutual Fund Trust	Hypothetical Sub- Advisory Fees for Calendar Year 2007— Variable Product Trust
Bridgeway	$726,609	$90,816
Westwood	$583,847	$72,972

Total	$1,310,456	$163,788

Amount in Excess of Actual Sub-Advisory Fee Earned in 2007	$401,089	$50,409
Percentage Increase	44.1%	44.5%

International Equity Funds

	Hypothetical Sub- Advisory Fees for Calendar Year 2007— Mutual Fund Trust	Hypothetical Sub- Advisory Fees for Calendar Year 2007— Variable Product Trust
Marsico	$328,472	$110,334
Northern Cross	$393,169	$132,044

Total	$721,641	$242,378

Amount in Excess of Actual Sub-Advisory Fee Earned in 2007	$229,119	$76,940
Percentage Increase	46.5%	46.5%

Section 15 of the 1940 Act requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s sub-advisory agreements. On October 11, 2006, however, the SEC issued the Order exempting the Manager and the Trusts from certain requirements of Section 15 of the 1940 Act, allowing the Manager to enter into new or modified sub-advisory agreements with existing or new investment sub-advisers without approval of a Fund’s shareholders, but subject to Board approval. Thus, execution and implementation of the New Sub-Advisory Agreements did not require shareholder consent.

This Information Statement will be mailed on or about December 1, 2008 to each Fund’s shareholders as of the Record Date. Each Fund will bear the expenses incurred in connection with preparing this Information Statement. You may obtain an additional copy of this Information Statement or a copy of the Fund’s most recent Annual or Semi-Annual Report to Shareholders, free of charge, by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling 800-447-4930.

As of the Record Date for Mutual Fund Trust, there were issued and outstanding 23,418,087 shares of Mutual Fund Trust’s Equity Fund and 10,738,669 shares of Mutual Fund Trust’s International Equity Fund. As of the Record Date for Variable Product Trust, there were issued and outstanding [            ] shares of Variable Product Trust’s Large Cap Equity Fund and [            ] shares of Variable Product Trust’s International Equity Fund. Information on shareholders who owned beneficially more than 5% of the shares of the Funds as of November 14, 2008 is set forth in Appendix A. To the knowledge of the Manager, the executive officers and Trustees of Mutual Fund Trust and Variable Product Trust as a group owned less than 1% of the outstanding shares of the Funds as of the Record Dates.

Description of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements are substantially similar and are therefore discussed together in this Information Statement. With the exception of the addition of the Equity Funds, there are no material differences between the sub-advisory agreements with Bridgeway in existence prior to June 30, 2008 and the New Sub-Advisory Agreements to which Bridgeway is a party after June 30, 2008. Under the New Sub-Advisory Agreements, Bridgeway and Westwood provide investment sub-advisory services to the Equity Funds, and Marsico and Northern Cross provide investment sub-advisory services to the International Equity Funds. These sub-advisory services involve each Sub-Adviser investing and reinvesting their respective portions of each Fund’s assets at such times and in such securities as each Sub-Adviser believes to be in the best interest of the Equity Funds’ and International Equity Funds’ respective shareholders. In connection with their evaluation of the New Sub-Advisory Agreements, the Manager informed the Board that the Equity Funds would be managed by Bridgeway and Westwood at approximately a 50-50 split, and the International Equity Funds would be managed by Marsico and Northern Cross at approximately a 50-50 split.

The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of those agreements, you should read Appendix B for the Bridgeway Sub-Advisory Agreement, Appendix C for the Westwood Sub-Advisory Agreement, Appendix D for the Marsico Sub-Advisory Agreement and Appendix E for the Northern Cross Sub-Advisory Agreement.

Terms of the New Sub-Advisory Agreements

The New Sub-Advisory Agreements became effective on September 2, 2008, and will continue in effect for an initial term of two years. Thereafter, each New Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of a majority of the outstanding shares of the respective Fund, and in either event, approved by a majority of Independent Trustees.

Services and Obligations

Under the New Sub-Advisory Agreements, each Sub-Adviser is deemed an independent contractor and, except as expressly provided or authorized in the New Sub-Advisory Agreements, a Sub-Adviser has no authority to act for or represent the Manager, Mutual Fund Trust or Variable Product Trust in any way or be deemed an agent of one of these parties. Under the New Sub-Advisory Agreements, each Sub-Adviser will provide the below-listed services and assumes the following obligations with respect to the Funds.

(1) Within the framework of the investment objectives, policies and restrictions of the Funds, and subject to the Manager’s supervision, a Sub-Adviser has the sole and exclusive responsibility for making and executing all investment decisions for the Sub-Adviser’s portion of a Fund. The investment of Fund assets is always subject to the applicable provisions of a Trust’s Declaration of Trust and bylaws, as well as being subject to the applicable Trust’s SEC registration statement, current prospectus and statement of additional information, and must conform to the investment objectives, policies and restrictions of a Fund described in those documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of its portion of Fund assets, a Sub-Adviser is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Sub-Adviser’s portion of a Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) implement the investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with a Fund’s purchase and sale of securities, a Sub-Adviser arranges for the transmission to the Manager (or its designee) and the Fund custodian on a daily basis confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities for the Funds. A Sub-Adviser must regularly report to the Board concerning a Fund’s investment activity and portfolio composition, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of Fund investments and other assets as of the end of the quarter.

(4) A Sub-Adviser will, in the name of the applicable Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the applicable policies of the Trust as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of a Fund’s portfolio transactions, a Sub-Adviser must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, a Sub-Adviser selects brokers and dealers for the execution of a Fund’s transactions. In selecting brokers or dealers to execute such orders, a Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, a Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to a Sub-Adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. On occasions when a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, the New Sub-Advisory Agreements permit a Sub-Adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions. A Sub-Adviser also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is to be made in the manner that the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to its other clients.

Standard of Care

Under the New Sub-Advisory Agreements, the Sub-Advisers may rely on information furnished by the Manager that the Sub-Adviser reasonably believes to be accurate and reliable. A Sub-Adviser is not liable for any error of judgment or for any loss suffered by a Fund or its shareholders in connection with the matters to which the New Sub-Advisory Agreement(s) relate, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its obligations and duties under the New Sub-Advisory Agreement; or (ii) the Sub-Adviser’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. A Sub-Adviser shall not have breached its obligations under a New Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

Fees

Each Equity Fund pays the Manager an investment advisory and management services fee equal to 0.60% of the Fund’s average daily net assets on an annual basis. Each International Equity Fund pays the Manager an investment advisory and management services fee equal to 0.80% of the Fund’s average daily net assets on an annual basis. The Manager will pay each Sub-Adviser out of the investment advisory and management services fee the Manager collects from each Fund. A Fund is not responsible for paying investment sub-advisory fees to a Sub-Adviser. Any increase or decrease to the investment sub-advisory fee paid by the Manager to a Sub-Adviser will not directly impact expenses incurred by a Fund and its shareholders.

The aggregate amount of investment advisory and management service fees earned by the Manager during fiscal year 2007 for providing services to Mutual Fund Trust’s Equity Fund and International Equity Fund were $1,980,623 and $1,050,685, respectively. The aggregate amount of investment advisory and management service fees earned by the Manager during fiscal year 2007 for providing services to Variable Product Trust’s Large Cap Equity Fund and International Equity Fund were $247,480 and $352,831, respectively.

Under the New Sub-Advisory Agreements, the Manager pays each Sub-Adviser a fee based upon the average daily net assets of the Sub-Adviser’s portion of the respective Fund. The fee is accrued daily and paid by the Manager to the Sub-Advisers at the following rates:

Bridgeway—Equity Funds

On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

Westwood—Equity Funds

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

Marsico—International Equity Funds

On the first $300 million	0.50% of average daily net assets
Next $100 million	0.45% of average daily net assets
Over $400 million	0.40% of average daily net assets

Northern Cross—International Equity Funds

On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

Each New Sub-Advisory Agreement states that it can be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in 1940 Act) or by a vote of the Board, on 60 days’ written notice to a Sub-Adviser, or by the Manager or Sub-Adviser upon 60 days’ written notice to the other. Each New Sub-Advisory Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Evaluation by the Board

At a Board meeting of the Trusts held on June 13, 2008, all of the Trustees, including all Independent Trustees, voted unanimously to, among other things, approve the New Sub-Advisory Agreements.

Prior to the June 13, 2008 meeting, independent legal counsel to the Independent Trustees had sent to the Manager a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Manager’s existing advisory agreement. Also prior to June 13, 2008, the Manager had sent to Bridgeway, Westwood, Marsico and Northern Cross a request for information to be provided to the Board in connection with considering approval of the New Sub-Advisory Agreements. Bridgeway, Westwood, Marsico and Northern Cross and the Manager provided materials to the Board responding to those requests prior to the June 13th meeting. The Manager also provided the Board with additional information that the Manager believed would be useful to the Board in evaluating whether to approve continuation of the Manager’s advisory agreement and whether to approve the New Sub-Advisory Agreements. Prior to the June 13th meeting, the Board also received a report prepared by Morningstar, Inc., an independent fund tracking organization (the “Morningstar Report”), relating to the performance and expenses of the Funds, as well as performance and expense information for products similar in nature to the Equity Funds and the International Equity Funds under the management of Bridgeway, Westwood, Marsico and Northern Cross. In addition, the Board received and reviewed a memorandum from the legal counsel to the Trusts and their Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering these actions.

The Independent Trustees also had reviewed certain of these materials at meetings held on March 14, 2008 and May 27, 2008, during which management of the Manager expanded on those materials and responded to specific questions from the Independent Trustees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements are discussed separately below.

Investment Performance

The Board considered each Fund’s investment performance. Among other things, the Board examined the year-to-date, one-, three-, and five-year (or since inception, if shorter) performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and load structures (“Peer Funds”).

The Board considered the performance of the Equity Funds and International Equity Funds. The Board reviewed each Fund’s performance, including as compared to applicable benchmarks and to the performance of Peer Funds. The Manager informed the Board that the Manager continued to be disappointed with the performance of the Funds and the overall services provided by Capital Guardian. Accordingly, the Manager formally recommended to the Board that Capital Guardian be replaced as sub-adviser to these Funds, a recommendation with which the Board agreed. In light of its decision to terminate Capital Guardian as sub-adviser to these Funds as soon as operationally practicable, the Board did not deem the performance of those Funds as a determinative factor.

In connection with considering whether to approve the New Sub-Advisory Agreements, the Board considered the historical performance of the Sub-Advisers in managing accounts with investment objectives and strategies similar to the applicable Fund’s investment objectives and strategies, which performance is referred to as “Related Manager Performance.” Specifically, the Board considered performance of the following investment portfolios managed by the named Sub-Adviser:

Sub-Adviser	Similar Investment Portfolio
Bridgeway	Bridgeway Large-Cap Growth Fund
Westwood	GAMCO Westwood Equity Fund
Marsico	International Opportunities Fund
Northern Cross	Harbor International Fund

The Board compared each Sub-Adviser’s recent Related Manager Performance to the performance of one or more benchmarks and Peer Funds for the same time periods. After considering that information, the Board concluded that it appeared that each Sub-Adviser could produce similar results for the Fund that the Manager proposed each sub-advise.

Fees and Expenses

With respect to approving the New Sub-Advisory Agreements, the Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Manager explained the extent of the services provided by the State Farm Life Insurance Companies to the Variable Product Trust’s Large Cap Equity Fund and International Equity Fund. The State Farm Life Insurance Companies sponsor the separate accounts to which the Variable Product Trust’s Funds are sold. The Board concluded that each Fund’s expense structure and overall fees were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board also considered the amount of profits earned (or losses incurred) by the Manager in providing advisory services to each Fund, as well as the methodology by which that profit was calculated. The Board concluded that the advisory and sub-advisory fees, which directly or indirectly are part of each Fund’s fee structure and expense ratio, were reasonable.

With respect to approving the New Sub-Advisory Agreements, the Board considered the costs of the services proposed to be provided by Bridgeway, Westwood, Marsico and Northern Cross. The Board first noted that the overall costs to the shareholders of the Equity Funds and the International Equity Funds would not change because the Manager was solely responsible for the payment of those sub-advisory fees. Nevertheless, the Board examined the proposed sub-advisory fee structure, including the proposed breakpoints as assets in the Fund increase. The Manager indicated to the Board that the proposed sub-advisory fees were competitive. After considering this information, the Board concluded that the proposed sub-advisory fees to be paid to Bridgeway, Westwood, Marsico and Northern Cross pursuant to the New Sub-Advisory Agreements were reasonable and would be in the best interests of the Funds’ shareholders.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory and sub-advisory services provided or proposed to be provided by the Manager and the Sub-Advisers to the Funds. The Board considered the make-up, education and experience of the teams responsible or that would be responsible for managing the Funds at these organizations, and concluded that each organization’s investment management team has a satisfactory, long-term track record. After considering all of this information, the Board concluded that the Manager and the Sub-Advisers each had more than sufficient resources and expertise to manage or sub-advise or to continue to manage or sub-advise the Funds, and that these organizations would be able to provide or continue to provide satisfactory services to the Trusts. The Board also considered the view of the Trusts’ Chief Compliance Officer that the compliance policies and procedures of Bridgeway, Westwood, Marsico and Northern Cross were reasonably designed to prevent and detect violations of the federal securities laws.

Economies of Scale/Other Benefits

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. The Manager explained to the Board that economies of scale occur when a Fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. One way a mutual fund achieves economies of scale is to lower the average cost per unit by spreading fixed costs over a larger asset base. As the Funds within the Trusts grow, each Fund’s fixed costs will be spread over a larger asset base, so a Fund’s fee levels will reflect economies of scale for the benefit of the Fund as the Fund grows. The Board discussed the fact that the advisory fees payable by the Trusts to the Manager are a flat percentage of each Fund’s average daily net assets, and that the percentage does not decrease as a Fund increases in size.

The Board next discussed whether a Sub-Adviser derives or will derive any other direct or indirect benefits from serving as investment sub-adviser to the Funds. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than fees) that these organizations (and each organization’s respective affiliates, if any) receive (or would receive) for providing various services to the Trusts, particularly because these organizations do not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any ancillary or so-called “fallout” benefits would enable the Sub-Advisers to manage assets of the Funds in a manner that would be free of conflicts of interest.

Actions Taken

Based on the Board’s deliberations and their evaluation of the recommendations of the Manager and the information provided by the Manager and the Sub-Advisers, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the:

•	Continuation of the investment advisory agreement with the Manager for all Funds through June 30, 2009, and

•	New Sub-Advisory Agreements to become effective on or before September 30, 2008.

Additional Information about the Manager

In addition to providing investment advisory and management service to the Funds, the Manager has entered into a Shareholder Services Agreement with Mutual Fund Trust pursuant to which the Manager provides shareholder services to each series within Mutual Fund Trust, including providing services to shareholders of the Funds. Furthermore, the Distributor has entered into a Distribution Agreement with Mutual Fund Trust under which the Distributor agrees to distribute shares of all series of Mutual Fund Trust in exchange for the payment of sales charges and fees payable to the Distributor pursuant to Rule 12b-1 of the 1940 Act. The shareholder service fees earned by the Manager and distribution fees earned by the Distributor from Mutual Fund Trust’s Equity Fund and International Equity Fund are reflected in the chart below. The Manager and the Distributor anticipate continuing to provide these services to Mutual Fund Trust.

Fund	Fees Earned by the Manager Under the Shareholder Services Agreement During Fiscal Year 2007	Distribution Fees Paid to Distributor under the Distribution Agreement and the 12b-1 Plans During Fiscal Year 2007
Mutual Fund Trust’s Equity Fund	$831,085	$665,920

Mutual Fund Trust’s International Equity Fund	$333,920	$464,562

The Manager does not receive shareholder services fees from Variable Product Trust’s Large Cap Equity Fund or International Equity Fund, nor does the Distributor receive Distribution Fees for distributing shares of Variable Product Trust’s Large Cap Equity Fund or International Equity Fund to the Separate Accounts.

Additional Information about Bridgeway

Bridgeway is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448. Bridgeway manages another mutual fund having a similar investment objective to that of the Equity Funds as specified below:

Fund Name	Asset Size as of 10/31/2008	Bridgeway’s Rate of Compensation as a Percentage of the Fund’s Net Assets
Bridgeway Large-Cap Growth Fund	$150 million	0.51%
Calvert Large Cap Growth Fund	$1 billion	0.54%

In connection with managing the other mutual fund listed above, Bridgeway has not waived or reduced its fees below the amounts specified above.

The following table lists the names, positions and principal occupations of Bridgeway’s directors and principal executive officers, each of whom is located at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448:

Name	Principal Occupation
Michael D. Mulcahy	Principal and Director
John N. R. Montgomery	Vice President and Director
Richard P. Cancelmo Jr.	Vice President
Linda G. Giuffré	Vice President
Deborah L. Hanna	Secretary

John N. R. Montgomery owns approximately 60% of the outstanding shares of Bridgeway. Mr. Montgomery’s mother, Leonora, owns approximately 30% of the outstanding shares.

Additional Information about Westwood

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood manages another mutual fund having a similar investment objective to that of the Small/Mid Cap Equity Funds as specified below:

Fund Name	Asset Size as of 10/31/2008	Westwood’s Rate of Compensation as a Percentage of the Fund’s Net Assets
GAMCO Westwood Equity Fund	$149 million	*
WHG LargeCap Value Fund	$54 million	0.75%

*	Westwood’s annual compensation for sub-advising all GAMCO Westwood Funds is determined on an aggregate basis. Westwood earns the greater of $150,000 or 35% of the net revenue earned by the investment adviser in advising the GAMCO Westwood Funds sub-advised by Westwood. The investment adviser to the GAMCO Westwood Equity Fund earns an advisory fee equal to 1.0% of the fund’s average daily net assets.

In connection with managing the other mutual funds listed above, Westwood has not waived or reduced its fees below the amounts specified above.

The following table lists the names and principal occupations of Westwood’s directors and principal executive officers, each of whom is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201:

Name	Principal Occupation
Brian O. Casey	Chief Executive Officer and Director
Susan M. Byrne	Chief Investment Officer and Chairman
Tom C. Davis	Director
Richard M. Frank	Director
Robert D. McTeer	Director
Frederick R. Meyer	Director
Jon L. Mosley, Jr.	Director
Geoffrey R. Norman	Director
Raymond E. Woolridge	Director

Westwood Holdings Group, Inc., 200 Crescent Court, Suite 1200, Dallas, Texas 75201 owns 100% of the voting securities of Westwood. Westwood Holdings Group is a publicly traded institutional asset management company.

Additional Information About Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico manages another mutual fund having a similar investment objective to that of the International Equity Funds as specified below:

Fund Name	Asset Size as of 10/31/2008	Marsico’s Rate of Compensation as a Percentage of the Fund’s Net Assets
International Opportunities Fund	$418 million	0.85%

In connection with managing the other mutual fund listed above, Marsico has not waived or reduced its fees below the amounts specified above.

The following table lists the names and principal occupations of Marsico’s principal executive officers, each of whom is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Name	Principal Occupation
Thomas F. Marsico	Chief Executive Officer
Christopher J. Marsico	President
Steven R. Carlson	Executive Vice President and Chief Compliance Officer
Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer
Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services
Thomas M. J. Kerwin	Executive Vice President, General Counsel and Secretary
James M. Gendelman	Vice President
Corydon J. Gilchrist	Vice President

Marsico is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company (“Marsico Management”), which purchased Marsico from a subsidiary of Bank of America Corporation effective December 14, 2007. Marsico Management, through its subsidiaries, owns at least 88% of all common equity interests in Marsico on a fully diluted basis (including 100% of all voting interests). The managing member of Marsico is Marsico Parent Company, LLC, a subsidiary of Marsico Management.

Additional Information About Northern Cross

Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1470, Boston Massachusetts 02110. Northern Cross does not manage another mutual fund having a similar investment objective to that of the International Equity Funds.

The following table lists the names and principal occupations of Northern Cross’s directors and principal executive officers, each of whom is located at 125 Summer Street, 14th Floor, Suite 1470, Boston Massachusetts 02110.

Name	Position	Principal Occupation
Edward E. Wendell, Jr.	Principal	Portfolio Manager and Chief Compliance Officer
Howard C. Appleby	Principal	Portfolio Manager
James J. LaTorre, Jr.	Principal	Portfolio Manager
Jean-Francois Ducrest	Principal	Portfolio Manager

The four founding principals identified above control Northern Cross.

Other Information

The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trusts must be received by the Trusts in writing a reasonable amount of time before a Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Householding of Information Statements.

Only one copy of this Information Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, if you:

•	Do not want the mailing of information statements to be combined with those of other members of your household,

•	Need additional copies of this Information Statement, or

•	Have received multiple copies of this Information Statement and you prefer to only receive one copy of information statements in the future.

APPENDIX A

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the 5% or more beneficial owners of each class of the outstanding equity securities of Mutual Fund Trust’s Equity Fund and International Equity Fund.

	Equity Fund		International Equity Fund
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares	Number of Shares Owned	Percent of Shares
Legacy Class A Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Legacy Class B Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Class A Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Class B Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Institutional Class Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Class R-1 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Class R-2 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

Class R-3 Auto Company 1 State Farm Plaza Bloomington, IL 61710-0001

A-1

The following table sets forth information as to the 5% or more beneficial owners of each class of the outstanding equity securities of Variable Product Trust’s Large Cap Equity Fund and International Equity Fund.

	Large Cap Equity Fund		International Equity Fund
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares	Number of Shares Owned	Percent of Shares
State Farm Life Insurance Company 1 State Farm Plaza Bloomington, IL 61710-0001

A-2

Appendix B

AMENDED AND RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT (the “Agreement”) is made and entered into this 30th day of June 2008 by and among STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BRIDGEWAY CAPITAL MANAGEMENT, INC., a Texas corporation (the “Sub-Adviser”) relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 21, 2000 [in the case of Mutual Fund Trust] or February 27, 1997 [in the case of Variable Product Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm Small/Mid Cap Equity Fund and the State Farm [Equity Fund] [Large Cap Equity Fund] allocated by the Adviser to the Sub-Adviser (each a “Sub-Advised Fund” and collectively the “Sub-Advised Funds”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” or “Sub-Advised Funds” means only the portion of the State Farm Small/Mid Cap Equity Fund or the State Farm [Equity Fund] [Large Cap Equity Fund] allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account for each Sub-Advised Fund (each an “Account” and collectively the “Accounts”), consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening the Accounts, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Accounts at such times and in such securities as it believes to be in the best interest of the Sub-Advised Funds.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Funds, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Funds or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for the Sub-Advised Funds, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide each Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Funds as contemplated by the investment objectives and strategies of the Sub-Advised Funds as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for a Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for a Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of a Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of a Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Funds as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Funds;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of the Sub-Advised Funds in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and each Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will not be subject to any amendments or supplements until after the Sub-Adviser has been provided written copies of such amendments or supplements. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Accounts in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

[In the case of Variable Product Trust] [(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with (1) Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, specifically Regulation Section 1.817-5, relating to diversification requirements for variable annuity, endowment and life insurance contracts, and any amendments or other modifications to such Section or regulations and (2) the requirements of Subchapter M of the Code, or any successor provision. The Sub-Adviser shall be obligated for compliance under clause (1) of this section 2.1(c) only to the extent that the Trust has provided the Sub-Adviser with notice, in writing, of the diversification requirements. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Code Section 817(h) and Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Accounts in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.]

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of each Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Funds and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Funds or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of an Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of each Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of a Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of a Sub-Advised Fund and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other sub-adviser to the Sub-Advised Fund with respect to the portion of the assets of the Sub-Advised Fund not managed by Sub-Adviser or (ii) acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other sub-adviser to the Sub-Advised Fund, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons (as defined in the 1940 Act) from any liability arising from the conduct of the Adviser and any other sub-adviser with respect to the portion of the Sub-Advised Fund’s assets not allocated for management to the Sub-Adviser.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective with respect to a Sub-Advised Fund unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by any party hereto immediately upon written notice to the other parties in the event that a court of competent jurisdiction determines that the other party or parties has or have breached a material provision of this Agreement.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to a Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Bridgeway Capital Management, Inc.
5615 Kirby Drive
Suite 518
Houston, Texas 77005-2448
Facsimile transmission number: (713) 807-8071
Attention: Partner Relationships

(b)	if to the Trust, to:

State Farm [Mutual Fund] [Variable Product] Trust
Three State Farm Plaza
Bloomington, Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.
Three State Farm Plaza
Bloomington, Illinois 61791 Facsimile transmission number: (309) 766-2579
Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Funds and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Funds (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Bridgeway” and “Bridgeway Capital Management” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the Financial Industry Regulatory Authority, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

BRIDGEWAY CAPITAL MANAGEMENT, INC.

By: /s/ Michael D. Mulcahy

Name: Michael D. Mulcahy

Title: Corporate Secretary

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the State Farm Small/Mid Cap Equity Fund:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

Sub-Adviser’s Allocated Portion of the State Farm [Equity] [Large Cap Equity] Fund:

On the first $50 million	0.50% of average daily net assets
$50 million to $100 million	0.45% of average daily net assets
$100 million to $200 million	0.40% of average daily net assets
Over $200 million	0.35% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser with similar principal investment strategies, as agreed jointly by the Adviser and the Sub-Adviser, for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.

Appendix C

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 30th day of June 2008 by and among STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and WESTWOOD MANAGEMENT CORP., a New York corporation (the “Sub-Adviser) relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 21, 2000 [in the case of Mutual Fund Trust] or February 27, 1997 [in the case of Variable Product Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm [Equity Fund] [Large Cap Equity Fund] allocated by the Adviser to the Sub-Adviser (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm [Equity Fund] [Large Cap Equity Fund] allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will not be subject to any amendments or supplements until after the Sub-Adviser has been provided written copies of such amendments or supplements. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Account in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

[In the case of Variable Product Trust] [(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with (1) Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, specifically Regulation Section 1.817-5, relating to diversification requirements for variable annuity, endowment and life insurance contracts, and any amendments or other modifications to such Section or regulations and (2) the requirements of Subchapter M of the Code, or any successor provision. The Sub-Adviser shall be obligated for compliance under clause (1) of this section 2.1(c) only to the extent that the Trust has provided the Sub-Adviser with notice, in writing, of the diversification requirements. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Code Section 817(h) and Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the

Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Accounts in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.]

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other sub-adviser to the Sub-Advised Fund with respect to the portion of the assets of the Sub-Advised Fund not managed by Sub-Adviser or (ii) acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other sub-adviser to the Sub-Advised Fund, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons (as defined in the 1940 Act) from any liability arising from the conduct of the Adviser and any other sub-adviser with respect to the portion of the Sub-Advised Fund’s assets not allocated for management to the Sub-Adviser.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by any party hereto immediately upon written notice to the other parties in the event that a court of competent jurisdiction determines that the other party or parties has or have breached a material provision of this Agreement.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Westwood Management Corp.
200 Crescent Court
Suite 1200
Dallas, Texas 75201
Facsimile transmission number: (214) 756-6979
Attention: Mark Dunbar

(b)	if to the Trust, to:

State Farm [Mutual Fund] [Variable Product] Trust
Three State Farm Plaza
Bloomington, Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.
Three State Farm Plaza
Bloomington, Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Westwood” and “Westwood Management Corp.” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the Financial Industry Regulatory Authority, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

Westwood Management Corp.

By: /s/ Brian O. Casey

Name: Brian O. Casey

Title: President & CEO

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the State Farm [Equity Fund] [Large Cap Equity Fund]:

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.45% of average daily net assets
Over $50 million	0.30% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser with similar principal investment strategies for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.

Appendix D

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 30th day of June 2008 by and among STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST, a Delaware business trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MARSICO CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”), relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 21, 2000 [in the case of Mutual Fund Trust] and February 27, 1997 [in the case of Variable Product Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the State Farm International Equity Fund (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. The assets of the Sub-Advised Fund shall consist of securities, cash, or other assets held in an account by a custodian (the “Account”) appointed by the [Trust and the] [in the case of Variable Product Trust] Adviser. These assets shall be contributed to the Account (i) as the Adviser shall initially designate for the purposes of opening the Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the Sub-Advised Fund. The [Trust and the] [in the case of Variable Product Trust] Adviser shall designate a custodian to hold assets of the Account (the “Custodian”). Uninvested cash assets of the Account will be invested on a daily basis in one or more [investments] [Variable Product Trust] [investment vehicle(s)] [in the case of Mutual Fund Trust] selected by the Adviser, and the Sub-Adviser shall have no responsibility or obligation with respect to the selection of the investment vehicle(s) for such uninvested cash.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided. Neither the Sub-Adviser nor any of its officers, directors or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Account, or that the Account will perform comparably with any account, standard or index, including other client accounts of Sub-Adviser, whether public or private.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board and in accordance with the Sub-Advised Fund’s investment objectives, policies and restrictions as stated in the Registration Statement for the Sub-Advised Fund and any amendments thereto.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, association, firm, corporation or any other entity, and may perform management and any other services for any other person, investment company, association, firm, corporation or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to hold, purchase or sell for a Sub-Advised Fund, or to recommend for holding, purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principals, affiliates, employees or their family members may hold, purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as the Sub-Adviser believes is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as it believes are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, or causing to be furnished, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will not be subject to any amendments or supplements until after the Sub-Adviser has been provided written copies of such amendments or supplements. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also have the discretion to make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’s portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote or otherwise process, either in person or by proxy, all portfolio securities held in the Account in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination with respect to proxy voting and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination, subject to requirements of its proxy voting policy, for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

[In the case of Variable Product Trust] [(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with (1) Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, specifically Regulation Section 1.817-5, relating to diversification requirements for variable annuity, endowment and life insurance contracts, and any amendments or other modifications to such Section or regulations and (2) the requirements of Subchapter M of the Code, or any successor provision. The Sub-Adviser shall be obligated for compliance under clause (1) of this section 2.1(c) only to the extent that the Trust has provided the Sub-Adviser with notice, in writing, of the diversification requirements. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Code Section 817(h) and Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Accounts in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.]

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the Account with brokers or dealers or alternative trading systems (collectively, “brokers”) selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Sub-Advised Fund as to deliveries of securities and payments of cash for the Account. In connection with the selection of brokers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers with which the Trust or the Adviser is affiliated.

(e) In seeking best execution, the Sub-Adviser may also take into consideration research and statistical information and other brokerage services provided by brokers to the Sub-Adviser. In compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund or Sub-Adviser’s other clients over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the brokerage and research services provided to it by brokers pursuant to the Sub-Adviser’s policies and procedures. Such brokerage and research services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the

Sub-Adviser in its sole discretion may assist the Adviser or the Trust in pursuing or may pursue on behalf of the Trust all appropriate legal remedies against such broker to recover such documents or amount due or compensation in lieu thereof. The costs and expenses incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are materially consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise as reflected in the Sub-Adviser’s Portfolio Management and Trade Management Policy and Procedures, which will be provided to the Adviser and the Trust upon request. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund. The Sub-Adviser is under no obligation to so aggregate orders.

(g) The Sub-Adviser shall not have any responsibility for giving notice of, filing, collecting, or otherwise taking any action on any claims that the Sub-Advised Fund may be entitled to assert in securities class-action lawsuits or other legal actions relating to any securities held or formerly held in the Account. Until this Agreement is terminated, [upon the Adviser’s request,] [in the case of Mutual Fund Trust] the Sub-Adviser will use its best efforts to [promptly] [in the case of Variable Product Trust] forward to the Adviser or the Custodian material information that the Sub-Adviser receives regarding legal actions concerning securities held or formerly held in the Account.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the Custodian. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such Custodian. The Adviser will give the Sub-Adviser fifteen (15) days written notice prior to changing the Custodian, together with the name and other relevant information with respect to the new custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar month of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar month.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Advised Fund will bear all brokerage commissions and other costs associated with the purchase or sale of securities and other investments, custodian fees, interest, taxes, and other expenses customarily borne by a Fund. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration of fees on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the Account, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund and, with respect to the Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other sub-adviser to the Sub-Advised Fund with respect to the portion of the assets of the Sub-Advised Fund not managed by Sub-Adviser or (ii) acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other sub-adviser to the Sub-Advised Fund, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons (as defined in the 1940 Act) from any liability arising from the conduct of the Adviser and any other sub-adviser with respect to the portion of the Sub-Advised Fund’s assets not allocated for management to the Sub-Adviser.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by a sub-adviser to the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information that are in the possession of the Sub-Adviser upon the Trust’s request, provided that the Sub-Adviser may maintain a copy of such books and records for its own records. All such books and records shall be made available, within a reasonable time of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, copies of all such books, records or other information that are in the possession of the Sub-Adviser shall be returned to the Trust upon the Trust’s request, provided that the Sub-Adviser may maintain a copy of such books and records for its own records.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as necessary to perform its duties hereunder or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only or as necessary to perform its duties hereunder or if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, or (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act. This Agreement shall come into full force and effect on the date which it is so approved. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be materially amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Marsico Capital Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

Facsimile transmission number: (303) 454-5678

Attention: Thomas M.J. Kerwin, General Counsel

(b)	if to the Trust, to:

State Farm [Mutual Fund] [Variable Product] Trust

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, cash or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware business trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware business trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Marsico Capital Management, LLC,” “Marsico,” “MCM,” “Marsico Capital” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates , and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the

Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the Financial Industry Regulatory Authority (“FINRA”), and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

MARSICO CAPITAL MANAGEMENT, LLC

By: /s/ Christopher J. Marsico

Name: Christopher J. Marsico

Title: President

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined by the Adviser according to the following schedule and shall be based upon the average daily net assets as determined by the Sub-Advised Fund’s accounting agent. The annual fee shall be accrued daily and paid monthly in arrears to the Sub-Adviser by the Adviser.

State Farm International Equity Fund:

On the first $300,000,000	0.50%
Next $100,000,000	0.45%
Over $400,000,000	0.40%

For purposes of calculating the fees under the above schedules, other assets managed in an international equity style by Sub-Adviser for companies associated with the Adviser, including other funds or investment companies managed by the Adviser, are taken into consideration according to Sub-Adviser fee aggregation and discount policies.

Appendix E

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 30th day of June 2008 by and among STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and NORTHERN CROSS, LLC, a Massachusetts corporation (the “Sub-Adviser) relating to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 21, 2000 [in the case of Mutual Fund Trust] or February 27, 1997 [in the case of Mutual Fund Trust], as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm International Equity Fund allocated by the Adviser to the Sub-Adviser (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm International Equity Fund allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will not be subject to any amendments or supplements until after the Sub-Adviser has been provided written copies of such amendments or supplements. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Account in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

[In the case of Variable Product Trust] [(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Funds, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with (1) Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, specifically Regulation Section 1.817-5, relating to diversification requirements for variable annuity, endowment and life insurance contracts, and any amendments or other modifications to such Section or regulations and (2) the requirements of Subchapter M of the Code, or any successor provision. The Sub-Adviser shall be obligated for compliance under clause (1) of this section 2.1(c) only to the extent that the Trust has provided the Sub-Adviser with notice, in writing, of the diversification requirements. The Adviser and Trust acknowledge that ultimate responsibility for compliance with Code Section 817(h) and Subchapter M of the Code remains with the Adviser and the Trust. The Sub-Adviser shall also make decisions for the

Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. The Sub-Adviser shall have the power to vote, either in person or by proxy, all portfolio securities held in the Accounts in accordance with Sub-Adviser’s proxy voting policies, and shall not be required to seek or take instructions from the Adviser or the Trust with respect thereto. If both the Sub-Adviser and another entity managing assets of the Sub-Advised Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.]

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other sub-adviser to the Sub-Advised Fund with respect to the portion of the assets of the Sub-Advised Fund not managed by Sub-Adviser or (ii) acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other sub-adviser to the Sub-Advised Fund, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons (as defined in the 1940 Act) from any liability arising from the conduct of the Adviser and any other sub-adviser with respect to the portion of the Sub-Advised Fund’s assets not allocated for management to the Sub-Adviser.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by any party hereto immediately upon written notice to the other parties in the event that a court of competent jurisdiction determines that the other party or parties has or have breached a material provision of this Agreement.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Northern Cross, LLC
125 Summer Street
14th Floor, Suite 1470
Boston, MA 02110
Facsimile transmission number: 617-951-2637
Attention: Edward E. Wendell, Jr.

(b)	if to the Trust, to:

State Farm [Mutual Fund] [Variable Product] Trust
Three State Farm Plaza
Bloomington, Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.
Three State Farm Plaza
Bloomington, Illinois 61791
Facsimile transmission number: (309) 766-2579
Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”). The Adviser understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Adviser may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the name “Northern Cross, LLC” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the

Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 Act and the Advisers Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the Financial Industry Regulatory

Authority, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By: /s/ Edward B. Rust, Jr.

Name: Edward B. Rust, Jr.

Title: President

STATE FARM [MUTUAL FUND] [VARIABLE PRODUCT] TRUST

By: /s/ Michael L. Tipsord

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

Northern Cross, LLC

By: /s/ Edward E. Wendell, Jr.

Name: Edward E. Wendell, Jr.

Title: Principal

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the State Farm International Equity Fund:

On the first $500 million	0.60% of average daily net assets
Over $500 million	0.55% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser with similar principal investment strategies for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.